[EXHIBIT 10uu TO COLONIAL GAS COMPANY
              10-K FOR YEAR ENDED DECEMBER 31, 1996]


         FIRM GAS TRANSPORTATION SERVICE AGREEMENT
       PURSUANT TO SECTION 284, SUBPART "G"  or  "B"
    between KOCH GATEWAY PIPELINE COMPANY, as KGPC, and
             COLONIAL GAS COMPANY, as CUSTOMER
						Rate Schedule FTS
						Option SCO  	Yes[ ]
								No[X]

      Reference No.:10344

        CUSTOMER Correspondence:
        COLONIAL GAS COMPANY
        40 Market Street
        Lowell, MA 01852
        Attn:  John P. Harrington
        Telephone No.  (508)458-3171
        Fax No.        (508)453-3999

      Contract No.:	20958

        CUSTOMER Billing:
        COLONIAL GAS COMPANY
        40 Market Street
        Lowell, MA 01852
        Attn:  John P. Harrington
        Telephone No.  (508)458-3171
        Fax No.        (508)453-3999

               Contract Date:	November 1, 1996

Primary Term:  2 Years  Beginning 7:00 A.M. on  November 1, 1996
                        Thru 7:00 A.M.      on  November 1, 1998

Contract Maximum Daily Quantity (MDQ)	3310  MMBtu  Contract Rate Type: IV

KGPC's Transportation Services Dept:
Telephone No.  (800) 890-0205    Fax No.  (713) 229-4624

CUSTOMER's Dispatcher:  Joseph Murphy
Telephone No.  (508)458-3177 ext. 3439     Fax No.  (508)459-2314

Primary Receipt Point(s):

    Station Location			                Primary Point MDQ
         Number     		Description                 (MMBtu)

		     --------  SEE EXHIBIT A --------



Primary Delivery Point(s):
    Station Location                  Primary Point MDQ
      Number     		Description	                 (MMBtu)

    		     -------- SEE EXHIBIT B --------
(ALL POINTS ARE AVAILABLE AS SUPPLEMENTAL RECEIPT AND DELIVERY POINTS UP TO
THE CONTRACT MDQ)Special Provisions:   Service hereunder is provided
pursuant to Section 284 either Subpart G or B.
please indicate below as appropriate:

  Subpart G [X] Service hereunder is subject to Section 284.223, Title 18, of the Code of Federal Regulations, or

  Subpart B [ ] Service hereunder is subject to Section 284.101, Title 18, of the Code of Federal Regulations, and CUSTOMER must execute Exhibit C and the affidavits attached thereto, all of which are hereby incorporated by
reference and made a part of this Agreement.	THE STANDARD TERMS AND
CONDITIONS SET FORTH ON THE REVERSE SIDE ARE INCORPORATED HEREIN BY REFERENCE. IF YOU ARE IN AGREEMENT WITH THE FOREGOING, PLEASE INDICATE
IN THE SPACE PROVIDED BELOW.
KGPC		Signature:
Date:
Name: Dan Stecklein
Title: President

CUSTOMER
Signature:
Date:
Name:John P. Harrington
Title: Senior Vice President-	Gas Supply

	STANDARD TERMS & CONDITIONS
1. CONDITIONS OF SERVICE:
Services provided hereunder are subject to and governed by the applicable rate schedule and the General Terms and Conditions of KGPC's current tariff, as may be revised from time to time, or any effective superseding tariff (Tariff) on file with the Federal Energy Regulatory Commission
(FERC). The Tariff is incorporated by reference. In the event of any conflict between this Agreement and the Tariff, the Tariff shall govern as to the conflict. KGPC shall have the right to interrupt service under this Agreement to the extent permitted by the Tariff.

2. TRANSPORTATION QUANTITY: CUSTOMER may deliver or cause to be delivered to KGPC at the firm Primary Receipt Point(s) and Supplemental receipt point(s) and KGPC agrees to accept, at such point(s) for transportation, daily quantities of natural gas up to the Contract MDQ. KGPC shall redeliver Equivalent Quantities, as defined in the Tariff, to CUSTOMER at firm Primary Delivery
Points provided herein, and at Supplemental delivery points as may be determined from time to time. Should CUSTOMER desire a change in the Contract MDQ, CUSTOMER shall notify KGPC in writing of the amount of the increase or decrease and of the date CUSTOMER desires the change to become effective. If KGPC advises it is not agreeable to the changed quantities of gas requested in CUSTOMER's notice, the Contract MDQ shall remain unchanged. KGPC shall review CUSTOMER's request within thirty
(30) days subject to the Tariff.  Nothing herein shall require
KGPC to install equipment or facilities.

3. QUALITY AND PRESSURE: The gas received and delivered hereunder shall be merchantable and of a quality sufficient to meet the Tariff standards. Gas delivered to KGPC shall be at a delivery pressure adequate to enter KGPC's facilities and such pressure shall not exceed the Maximum Allowable Operating Pressure.

4. TERM: This Agreement shall become effective as of 7:00 A.M.
on the beginning Primary Term Date and continue as stated on the face hereof and month to month thereafter.

5. TERMINATION: Subject to Section 30 of the General Terms and Conditions of the Tariff, either party may cancel this Agreement effective as of the end of the Primary Term by giving written notice to the other at least thirty (30) days prior to the date on which cancellation is requested. Termination of this Agreement shall not relieve KGPC and CUSTOMER of the obligation to correct any volume imbalances, or CUSTOMER to pay money due to KGPC or KGPC to pay amount due to CUSTOMER.

6. TRANSPORTATION CHARGES: CUSTOMER shall be obligated to pay KGPC monthly for the service provided under this Agreement. CUSTOMER shall pay KGPC for any transportation of liquid hydrocarbons and liquefiables. Pursuant to the Tariff, KGPC shall retain Fuel and Company-Used Gas in-kind or, if mutually agreed upon, CUSTOMER shall reimburse KGPC in cash for fuel and Company-Used Gas. Such charges are specified in the FTS Rate Schedule and/or the FTS Rate Sheet of the Tariff. KGPC may from time elect in writing to collect a rate lower than that specified in the FTS Rate Schedule of the Tariff. KGPC shall have no obligation to make refunds to CUSTOMER unless the maximum rate ultimately established by the FERC for the service covered hereby is less than the rate paid by CUSTOMER.

7. PAYMENTS: Payment shall be made in compliance with the Tariff. Payments by check shall be made to the remittance address indicated on KGPC's invoice. Payment by wire transfer shall be to a bank account designated by KGPC.

8. WAIVER: No waiver by either party of any one or more defaults by the other in the performance of any provisions of this Agreement shall operate or be construed as a waiver of any future default(s), whether of a like or different character.

9. APPLICABLE LAW: THE VALIDITY, CONSTRUCTION, INTERPRETATION
AND EFFECT OF THIS AGREEMENT SHALL BE GOVERNED BY THE
SUBSTANTIVE LAWS OF THE STATE OF TEXAS, THE PARTIES AGREE THAT
TEXAS' CHOICE OF LAW RULES MAY NOT BE USED TO DIRECT OR
DETERMINE THAT SOME OTHER STATES' LAW SHALL GOVERN A DISPUTE
ARISING UNDER THIS AGREEMENT.

10. SUCCESSORS AND ASSIGNS: This Agreement shall be binding upon and inure to the benefit of the respective heirs, representatives, successors and assigns of the parties hereto. Except as provided in the General Terms and Conditions of the Tariff, neither party may assign, pledge or otherwise transfer or convey its rights, obligations or interests hereunder for any purpose without the prior written consent of the other party, which consent shall not unreasonably be withheld. Any assignment, pledge, transfer or conveyance in breach of this provision is voidable by the non-breaching party.

11. FILINGS: Each party shall make and diligently prosecute, all necessary filings with governmental bodies as may be required for the initiation and continuation of the transportation service subject to this Agreement, as well as inform and, upon request, provide copies to the other party of all filing activities. CUSTOMER shall reimburse KGPC for all incurred filing fees. KGPC shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (i) the filed rates and charges applicable under this Rate Schedule, including both the level and design of such rates and charges; and/or (ii) this Rate Schedule and the General Terms and Conditions. Customer shall have the right to protest or contest the aforementioned filings.

12. NOTICES: Routine communications shall be considered delivered when received by ordinary mail. Communications concerning scheduling, curtailments, and changes in nominations shall be made via U-NITE or by fax in the event of failure of KGPC's or the Customer's electronic communication system. CUSTOMER's Dispatcher on the face hereof shall be the recipient on a twenty-four (24) hour basis of all notices regarding scheduling, curtailments, and changes in nominations. Either party shall immediately notify the other of any changes of the designated individuals or addresses herein.

	All Administration Notices and Accounting Matters:

	Koch Gateway Pipeline Company
	P. O. Box 1478
	Houston, Texas  77251-1478
	Attention:  Transportation Services


					Master Contract No.: 20958
					Amendment No.: 1

                            EXHIBIT A
                                TO
             FIRM GAS TRANSPORTATION SERVICE AGREEMENT
                              BETWEEN
                   KOCH GATEWAY PIPELINE COMPANY
                                AND
                       COLONIAL GAS COMPANY
                               DATED
                         NOVEMBER 01, 1996
                            AS AMENDED
                         NOVEMBER 01, 1996

Point(s) of Receipt:

Gas shall be tendered by Customer for transportation hereunder at the following receipt point(s):

SLN 	Location Description 			Gathering Charges and
						Maximum Daily Quantity
						     (A)       (B)

6366	The existing interconnection between       $.0000	3,310
	Transporter and United Texas Transmission
	Company near Goodrich, Polk County, Texas.
	SLN 6366
10144	The existing interconnection between	   $.0000	0
	Transporter and Natural Gas Pipeline Co.
	of America near Goodrich, Augustin
	Viesca, A-77, Polk County, Texas. SLN
	10144/671Service Agreement MDQ                                         _______
Aggregate Firm Receipt Point MDQ                               3,310
							      _______


Maximum Operating Pressure

     Maximum Allowable Operating Pressure (MAOP) is the maximum pressure
(psig) at which a pipeline or segment of a pipeline may be operated according to minimum federal safety standards defined in Part 192, Title 49, Code of Federal Regulations or such state safety standards, as may be applicable.

Delivery Pressure

     Natural gas to be delivered by Customer to Pipeline at any receipt point(s) shall be at a delivery pressure sufficient to enter
Pipeline's facilities, at a pressure available in Pipeline's facilities in from time to time; but Customer shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure
(MAOP).

Column Headings

(A)  Gathering Charge per MMBtu
(B)  Maximum Daily Quantity in MMBtu


                                               Master Contract No.:  20958
                           EXIBIT B
                              TO
           FIRM GAS TRANSPORTATION SERVICE AGREEMENT
                            BETWEEN
                 KOCH GATEWAY PIPELINE COMPANY
                              AND
                     COLONIAL GAS COMPANY
                             DATED
                      NOVEMBER 01, 1996

DELIVRY POINT(S)

Point(s) of Delivery:

Gas shall be tendered by Shipper for transportation hereunder at the following point(s):
					       Pipeline Charges and
 SLN     Location Description                 Maximum Daily Quantity
                                          (A)    (B)  (C)    (D)     (E)

 471     The existing interconnection   4.8800  .0006  N   $.0020   3,310
         between Transporter and Texas
         Eastern Transmission Corpora-
         tion near Kosciusko, (UGPL to
         TET), Section 14, T-13-N, R-7-E,
         Attala County, Missisippi.
         SLN 2471

Service Agreement MDQQ
Aggregate Firm Delivery Point MDQ                                   3,310

Shipper shall initially pay the amounts listed above, however, such amounts are subject to change pursuant to Article VI of this Service Agreement, without the need for this Exhibit B to be amended. An Account 858 surcharge will be added effective December 1, 1994. An Account 191 surcharge will be added effective November 1, 1995.

Delivery Pressure

Natural gas to be taken by Shipper from Transporter Delivery Point(s) shall be at a sufficient to enter Texas Eastern Transmission Company at the Delivery Point(s), but not to exceed Koch Gateway Pipeline Company's Maximum
Allowable Operating Pressure (MAOP).

Column Headings
(A)  Reservation Charge per MMBtu
(B)  Commodity Rate per MMBtu
(C)  Gas Research Institute (GRI) surcharge
(d)  Annual Charge Adjustment (ACA)
(E)  Maximum Daily Quantity in MMBtu


                      [END OF EXHIBIT 10UU]